UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 11, 2012

OZ SAFEROOMS TECHNOLOGIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-54112	16-1783194
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

OZ Saferooms Technologies, Inc.

c/o Andrew Zagorski

1732 Cottonwood Lane

Newcastle, OK 73065

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(800) 420-6344

 (ISSUER TELEPHONE NUMBER)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) On April 11, 2012, OZ Saferooms Technologies, Inc., formerly known as Apex 1, Inc. (the “Company”), terminated the engagement of Stan J.H. Lee, CPA, as the Company’s independent registered public accounting firm. The Audit Committee of the Board of Directors of the Company recommended and approved the decision to terminate Stan J.H. Lee, CPA.

Mr. Lee previously audited the Company’s financial statements for the fiscal year ended December 31, 2010. Mr. Lee’s report on the financial statements of the Company for the fiscal year ended December 31, 2010 did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except for a “going concern” opinion issued in its report for the fiscal year ended December 31, 2010.

In connection with its audit of the Company’s financial statements for the fiscal year ended December 31, 2010 and  the subsequent interim period through April 11, 2012, (1) there were no disagreements with Mr. Lee on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of Mr. Lee, would have caused Mr. Lee to make reference to the matter in its report and (2) there were no “reportable events” as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Item 304”).

A letter from Mr. Lee dated April 19, 2012 is attached as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

The Company’s Audit Committee reviewed the qualifications of several potential applicants and chose De Leon & Company, P.A. (“De Leon”) as the successor independent registered public accounting firm to be engaged effective April 11, 2012.

Prior to engaging De Leon, neither the Company nor anyone acting on the Company’s behalf consulted De Leon regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues.

SECTION 9 – FINANCIAL STATEMENTS AND EXHBITIS

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Document	Location
16.1	Letter from Stan J.H. Lee, CPA dated April 19, 2012 to the Securities and Exchange Commission.	Filed herewith

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

April 19, 2012	OZ SAFEROOMS TECHNOLOGIES, INC.

	By:	/s/ Andrew Zagorski
Chairman, Chief Executive Officer, &
President